                       MASTER FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended Mar. 18, 2006, is between RiverSource Investments, LLC. (RiverSource Investments), in its capacity as investment manager, Ameriprise Financial, Inc. (Ameriprise Financial), in its capacity as administrator, RiverSource Service Corporation, in its capacity as transfer agent, and Ameriprise Financial Services, Inc. (Ameriprise Financial Services), in its capacity as distributor (RiverSource Investments, Ameriprise Financial, RiverSource Service Corporation and Ameriprise Financial Services) are collectively referred to as the "Service Providers"), and each of the RiverSourceSM Funds and the Preferred Master Trusts on behalf of its underlying series funds or portfolios, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund or portfolio as the context requires). Under this Agreement, the Service Providers agree to cap expenses (fee caps), before giving effect to any performance incentive adjustment and the Fund agrees to such fee caps, as described below and in Schedule B:

    1. Applicable Agreements. To the extent that the Fund's total expenses exceed the fee cap expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

         o Investment Management Services Agreement between the Fund and RiverSource Investments.

         o Administrative Services Agreement between the Fund and Ameriprise Financial.

         o Transfer Agency Agreement between the Fund and RiverSource Service Corporation.

         o Plan and Agreement of Distribution between the Fund and Ameriprise Financial Services.


         The above-mentioned agreements may be amended from time to time.

    2. Fee Caps/Fee Waivers. The Service Providers will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

    3. Termination. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors/Trustees.

Master Agreement -- Fee Waivers        2



                                   SCHEDULE A
                                   ----------

LIST OF FUNDS:
--------------

AXP CALIFORNIA TAX-EXEMPT TRUST
         RiverSource California Tax-Exempt Fund (formerly AXP California Tax-Exempt Fund)
AXP DIMENSIONS SERIES, INC.
         RiverSource Disciplined Small Cap Value Fund
AXP DISCOVERY SERIES, INC.
         RiverSource Core Bond Fund (formerly AXP Core Bond Fund)
         RiverSource Discovery Fund (formerly AXP Discovery Fund)
         RiverSource Floating Rate Fund
         RiverSource Income Opportunities Fund (formerly AXP Income Opportunities Fund)
         RiverSource Inflation Protected Securities Fund (formerly AXP Inflation Protected Securities Fund)
         RiverSource Limited Duration Bond Fund (formerly AXP Limited Duration Bond Fund)
AXP FIXED INCOME SERIES, INC.
         RiverSource Diversified Bond Fund (formerly AXP Diversified Bond Fund) AXP GLOBAL SERIES, INC.
         RiverSource Emerging Markets Fund (formerly AXP Threadneedle Emerging Markets Fund)
         RiverSource Emerging Markets Bond Fund
         RiverSource Global Bond Fund (formerly AXP Global Bond Fund) RiverSource Global Technology Fund (formerly AXP Global Technology
         Fund)
AXP GOVERNMENT INCOME SERIES, INC.
         RiverSource Short Duration U.S. Government Fund (formerly AXP Short Duration U.S. Government Fund)
         RiverSource U.S. Government Mortgage Fund (formerly AXP U.S. Government Mortgage Fund)
AXP GROWTH SERIES, INC.
         RiverSource Large Cap Equity Fund (formerly AXP Large Cap Equity Fund) RiverSource Large Cap Value Fund (formerly AXP Large Cap Value Fund) RiverSource Disciplined Equity Fund (formerly AXP Quantitative Large Cap Equity Fund)
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
         RiverSource Tax-Exempt High Income Fund (formerly AXP High Yield Tax-Exempt Fund)
AXP INCOME SERIES, INC.
         RiverSource Selective Fund (formerly AXP Selective Fund)
         RiverSource Income Builder - Basic Income Fund
         RiverSource Income Builder - Moderate Income Fund
         RiverSource Income Builder - Enhanced Income Fund

Master Agreement -- Fee Waivers        3


AXP INTERNATIONAL SERIES, INC.
         RiverSource International Opportunity Fund (formerly AXP Threadneedle International Fund)
AXP MARKET ADVANTAGE SERIES, INC.
         RiverSource Portfolio Builder - Conservative Fund (formerly AXP Portfolio Builder - Conservative Fund)
         RiverSource Portfolio Builder - Moderate Conservative Fund (formerly AXP Portfolio Builder - Moderate Conservative Fund)
         RiverSource Portfolio Builder - Moderate Fund (formerly AXP Portfolio Builder - Moderate Fund)
         RiverSource Portfolio Builder - Moderate Aggressive Fund (formerly AXP Portfolio Builder - Moderate Aggressive Fund)
         RiverSource Portfolio Builder - Aggressive Fund (formerly AXP Portfolio Builder - Aggressive Fund)
         RiverSource Portfolio Builder - Total Equity Fund (formerly AXP Portfolio Builder - Total Equity Fund)
         RiverSource S&P 500 Index Fund (formerly AXP S&P 500 Index Fund) RiverSource Small Company Index Fund (formerly AXP Small Company Index
         Fund)
AXP MONEY MARKET SERIES, INC.
         RiverSource Cash Management Fund (formerly AXP Cash Management Fund) AXP PARTNERS SERIES, INC.
         RiverSource Aggressive Growth Fund (formerly AXP Partners Aggressive Growth Fund)
         RiverSource Fundamental Growth Fund (formerly AXP Partners Growth Fund) RiverSource Small Cap Equity (formerly AXP Partners Small Cap Core
         Fund)
         RiverSource Small Cap Value (formerly AXP Partners Small Cap Value
         Fund)
AXP PARTNERS INTERNATIONAL SERIES, INC.
         RiverSource International Aggressive Growth Fund (formerly AXP Partners International Aggressive Growth Fund)
         RiverSource International Equity Fund (formerly AXP Partners International Core Fund)
         RiverSource International Small Cap Fund (formerly AXP Partners International Small Cap Fund)
AXP SECTOR SERIES, INC.
         RiverSource Real Estate Fund (formerly AXP Real Estate Fund) AXP SPECIAL TAX-EXEMPT SERIES TRUST
         RiverSource Insured Tax-Exempt Fund (formerly AXP Insured Tax-Exempt
         Fund)
         RiverSource Massachusetts Tax-Exempt Fund (formerly AXP Massachusetts Tax-Exempt Fund)
         RiverSource Michigan Tax-Exempt Fund (formerly AXP Michigan Tax-Exempt
         Fund)
         RiverSource Minnesota Tax-Exempt Fund (formerly AXP Minnesota Tax-Exempt Fund)
         RiverSource New York Tax-Exempt Fund (formerly AXP New York Tax-

Master Agreement -- Fee Waivers        4


         Exempt Fund)
         RiverSource Ohio Tax-Exempt Fund (formerly AXP Ohio Tax-Exempt Fund) AXP STRATEGY SERIES, INC.
         RiverSource Small Cap Growth Fund (formerly AXP Partners Small Cap Growth Fund)
AXP TAX-EXEMT SERIES, INC.
         RiverSource Intermediate Tax-Exempt Fund (formerly AXP Intermediate Tax-Exempt Fund)
         RiverSource Tax-Exempt Bond Fund (formerly AXP Tax-Exempt Bond Fund) AXP VARIABLE PORTFOLIO INCOME SERIES, INC.
         RiverSource VP Core Bond Fund (formerly AXP VP Core Bond Fund) RiverSource VP Income Opportunities Fund (formerly AXP VP Income Opportunities Fund)
         RiverSource VP Global Inflation Protected Securities Fund (formerly AXP VP Inflation Protected Securities Fund)
AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
         RiverSource VP Emerging Markets Fund (formerly AXP VP Threadneedle Emerging Markets Fund)
         RiverSource VP Large Cap Value Fund (formerly AXP VP Large Cap Value
         Fund)
         RiverSource VP Mid Cap Growth Fund (formerly AXP VP Equity Select Fund) RiverSource VP Mid Cap Value Fund (formerly AXP VP Mid Cap Value Fund) RiverSource VP S&P 500 Index Fund (formerly AXP VP S&P 500 Index Fund)
AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.
         RiverSource VP Select Value Fund (formerly AXP VP Partners Select Value
         Fund)
         RiverSource VP Small Cap Value Fund (formerly AXP VP Partners Small Cap Value Fund)
AXP VARIABLE PORTFOLIO SELECT SERIES, INC.
         RiverSource VP Core Equity Fund (formerly AXP VP Core Equity Fund)

Master Agreement -- Fee Waivers        5


                                                             SCHEDULE B

-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Portfolio     0.51%       1.29%     1.29%     N/A        N/A       N/A       0.34%      02/01/06      01/31/07
Builder Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) S&P 500       N/A         N/A       N/A       0.59%      0.34%     N/A       N/A        10/01/05      01/31/07
Index
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small         0.89%       1.65%     N/A       N/A        N/A       N/A       0.72%      10/01/05      01/31/07
Company Index
-----------------------------------------------------------------------------------------------------------------------------------
MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.70%       2.46%     2.46%     N/A        N/A       1.20%     1.52%      10/01/05      03/31/07
Growth
-----------------------------------------------------------------------------------------------------------------------------------
MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Aggressive    1.36%       2.13%     2.12%     N/A        N/A       1.01%     1.19%      03/11/06      05/31/06
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.40%       2.17%     2.17%     N/A        N/A       1.05%     1.23%      10/01/05      05/31/06
Fundamental Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Income        0.45%       1.21%     1.21%     N/A        N/A       N/A       0.29%      02/06/06      05/31/06
Builder Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.40%       2.17%     2.17%     N/A        N/A       1.05%     1.23%      03/11/06      05/31/06
Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.59%       2.35%     2.35%     N/A        N/A       1.21%     1.42%      10/01/05      05/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Selective     0.89%       1.64%     1.64%     N/A        N/A       0.54%     0.72%      03/01/06      05/31/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Short         0.89%       1.64%     1.64%     N/A        N/A       0.54%     0.72%      03/01/06      05/31/06
Duration U.S. Government
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) U.S.          0.89%       1.64%     1.64%     N/A        N/A       0.54%     0.71%      03/01/06      05/31/06
Government Mortgage
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) California    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Insured TE    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
-----------------------------------------------------------------------------------------------------------------------------------





Master Agreement -- Fee Waivers        6


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
Massachusetts TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Michigan      0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Minnesota     0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) New York      0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Ohio TE       0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Real          1.49%       2.27%     2.27%     N/A        N/A       1.17%     1.34%      10/01/05      06/30/06
Estate
-----------------------------------------------------------------------------------------------------------------------------------
JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Cash          0.73%       1.38%     1.39%     N/A        N/A       0.53%     0.60%      10/01/05      07/31/06
Management
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Core Bond     0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      07/31/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.00%       1.78%     1.77%     N/A        N/A       0.64%     0.84%      03/11/06      07/31/06
Disciplined Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.48%       2.25%     2.25%     N/A        N/A       1.13%     1.31%      02/06/06      07/31/06
Disciplined  Small Cap
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Discovery*    1.49%       2.27%     2.29%     N/A        N/A       N/A       1.32%      10/01/05      07/31/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Floating      1.06%       1.82%     1.82%     N/A        N/A       0.71%     0.90%      02/06/06      07/31/06
Rate
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Income        1.19%       1.95%     1.95%     N/A        N/A       0.84%     1.03%      03/01/06      07/31/06
Opportunities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Inflation     0.84%       1.62%     1.62%     N/A        N/A       0.49%     0.69%      03/01/06      07/31/06
Protected Securities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Large Cap     1.29%       2.05%     2.06%     N/A        N/A       0.94%     1.12%      10/01/05      07/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Limited       0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      07/31/06
Duration Bond
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
August 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      08/31/06
Diversified Bond
-----------------------------------------------------------------------------------------------------------------------------------





Master Agreement -- Fee Waivers        7


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Core       0.83%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP            1.75%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Emerging Markets
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Global     0.72%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Inflation Protected
Securities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Income     0.99%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Opportunities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Large      1.05%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Mid Cap    1.00%       N/A       N/A       N/A        N/A       N/A       N/A        03/18/06      08/31/06
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Mid Cap    1.08%       N/A       N/A       N/A        N/A       N/A       N/A        05/01/05      08/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Select     1.15%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Small      1.25%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP S&P        0.495%      N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
500 Index
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
NONE                          N/A         N/A       N/A       N/A        N/A       N/A       N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Emerging      1.99%       2.75%     2.75%     N/A        N/A       1.47%     1.82%      10/01/05      10/31/06
Markets
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Emerging      1.45%       2.21%     2.21%     N/A        N/A       1.10%     1.29%      02/06/06      10/31/06
Markets Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Global        1.25%       2.02%     2.02%     N/A        N/A       0.95%     1.08%      10/01/05      10/31/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Global        1.82%       2.59%     2.59%     N/A        N/A       1.13%     1.63%      10/01/05      10/31/06
Technology
-----------------------------------------------------------------------------------------------------------------------------------





Master Agreement -- Fee Waivers        8


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.75%       2.52%     2.52%     N/A        N/A       1.36%     1.58%      10/01/05      10/31/05
International Aggressive
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.65%       2.43%     2.43%     N/A        N/A       1.30%     1.48%      10/01/05      10/31/06
International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.55%       2.31%     2.31%     N/A        N/A       1.07%     1.38%      10/01/05      10/31/06
International Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.92%       2.69%     2.70%     N/A        N/A       1.57%     1.75%      10/01/05      10/31/06
International Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
Intermediate TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Tax-Exempt    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Tax-Exempt    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
High Income
-----------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Core       0.40%       N/A       N/A       N/A        N/A       N/A       N/A        N/A**         N/A**
Equity**
-----------------------------------------------------------------------------------------------------------------------------------

         *Ameriprise Financial Services waives its right to compensation under the 12b-1 Plan in the amount of .0375%.

         **RiverSource VP Core Equity has an all in fee/cap of 0.40% that does not expire.

Master Agreement -- Fee Waivers        9


AXP CALIFORNIA TAX-EXEMPT TRUST
AXP DISCOVERY SERIES, INC.
AXP FIXED INCOME SERIES, INC.
AXP GLOBAL SERIES, INC.
AXP GOVERNMENT INCOME SERIES, INC.
AXP GROWTH SERIES, INC.
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
AXP INCOME SERIES, INC.
AXP INTERNATIONAL SERIES, INC.
AXP MARKET ADVANTAGE SERIES, INC.
AXP MONEY MARKET SERIES, INC.
AXP PARTNERS SERIES, INC.
AXP PARTNERS INTERNATIONAL SERIES, INC.
AXP SECTOR SERIES, INC.
AXP SPECIAL TAX-EXEMPT SERIES TRUST
AXP STRATEGY SERIES, INC.
AXP TAX-EXEMPT SERIES, INC.
AXP VARIABLE PORTFOLIO INCOME SERIES, INC.
AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.
AXP VARIABLE PORTFOLIO SELECT SERIES, INC.



         By:  /s/ Leslie L. Ogg
             -------------------
                  Leslie L. Ogg
                  Vice President


     AMERIPRISE FINANCIAL, INC.
     AMERIPRISE FINANCIAL SERVICES, INC.
     RIVERSOURCE INVESTMENTS, LLC.
     RIVERSOURCE  SERVICE CORPORATION

         By:  /s/ Paula R. Meyer
            ---------------------
                  Paula R. Meyer
                  Senior Vice President